UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2000

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	States of Incorporation	I.R.S. Employer I.D. Number
1-1483	WASHINGTON GAS LIGHT COMPANY 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:     None  .

Item 5. Other Events

          On November 1, 2000, Washington Gas Light Company (Washington Gas) was reorganized into a holding company structure pursuant to an Agreement and Plan of Merger and Reorganization (Reorganization Agreement) between Washington Gas and WGL Holdings, Inc. (WGL Holdings). The Reorganization Agreement was approved on March 3, 2000, by more than two-thirds of the outstanding common stock of Washington Gas (Washington Gas Common Stock) entitled to vote. As part of the reorganization, all of the outstanding shares of Washington Gas Common Stock, with a one dollar par value, were exchanged on a share-for-share basis for shares of common stock, without par value, of WGL Holdings (WGL Holdings Common Stock), effective November 1, 2000. At the effective date, Washington Gas became a wholly owned subsidiary of WGL Holdings. The members of the Board of Directors of Washington Gas immediately prior to the reorganization also constitute the Board of Directors of WGL Holdings effective at the time of the reorganization. The preferred stock and debt of Washington Gas were not exchanged and remain outstanding securities of Washington Gas.

          The WGL Holdings Common Stock issued in the reorganization was registered under the Securities Act of 1933 pursuant to a Washington Gas Registration Statement on Form S-4, Reg. No. 333-96017, declared effective February 3, 2000 (the Registration Statement). Reference is made to the Proxy Statement and Prospectus included in the Registration Statement for additional information about the reorganization.

          Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the Exchange Act), WGL Holdings Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The WGL Holdings Common Stock has been approved for listing on the New York Stock Exchange. The description of the WGL Holdings Common Stock contained under the caption Proposal No. 3 -Reorganization of Washington Gas Light Company in the Proxy Statement and Prospectus is incorporated by reference herein.

          Washington Gas Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange and the Philadelphia Stock Exchange. Washington Gas is delisting the Washington Gas Common Stock from these exchanges. WGL Holdings common stock is registered pursuant to Section 12(b) of the Exchange Act and was listed on the New York Stock Exchange on November 1, 2000.

Item 7. Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                WASHINGTON GAS LIGHT COMPANY
                                                                                                               (Registrant)

Date       November 1, 2000                                                   /s/ Robert E. Tuoriniemi                .
                                                                                                        Robert E. Tuoriniemi
                                                                                                                    Controller
                                                                                                   (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit	Page Number
99.1	Agreement and Plan of Merger and Reorganization dated as of January 13, 2000, by and among Washington Gas Light Company, Washington Gas Acquisition Corp. and WGL Holdings, Inc. (Incorporated by reference to Appendix A to the Proxy Statement and Prospectus in Part I the Registration Statement on Form S-4 of the Registrant (Reg. No. 333-96017), filed February 2, 2000).
99.2	Articles of Incorporation of WGL Holdings, Inc. (Incorporated by reference to Appendix B to the Proxy Statement and Prospectus in Part I of the Registration Statement on Form S-4 of the Registrant (Reg. No. 333-96017), filed February 2, 2000).
99.3	By-laws WGL Holdings, Inc. (Incorporated by reference to Appendix C to the Proxy Statement and Prospectus in Part I the Registration Statement on Form S-4 of the Registrant (Reg. No. 333-96017), filed February 2, 2000.